Fourth Quarter and Year-End 2018 Investor Presentation March 5, 2019

Safe Harbor Disclosure  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.great-ajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q and 8-K. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of December 31, 2018. 2

Business Overview  Leverage long-standing relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers – Over 90% of our acquisitions since inception have been privately negotiated – Acquisitions made in 260 transactions since inception. Eight transactions closed in Q4 20181  Use our manager’s proprietary analytics to price each pool on an asset-by-asset basis  Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisition contains 25 – 100 loans with a total market value between $5 – $20 million  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower – We own 8% and have warrants to purchase up to an additional 12% of the servicer  Our objective is to maximize returns for each asset by utilizing a full menu of loss mitigation and asset optimization techniques  Analytics and processes of our manager and servicer enable us to broaden our reach through joint ventures with institutional accredited investors  Use moderate non-mark-to-market leverage 1Includes transactions Great Ajax Operating Partnership L.P. made through joint venture arrangements with third-party institutional accredited investors 3

Highlights – Quarter Ended December 31, 2018  Purchased $63.3 million of re-performing mortgage loans ("RPLs") and $4.0 million non- performing mortgage loans ("NPLs") with unpaid principal balance (“UPB”) of $71.0 million and $4.3 million, respectively, and underlying collateral values of $102.8 million and $6.0 million, respectively; and originated $1.6 million of small-balance commercial mortgage loans ("SBCs")  Formed $586.2 million of joint ventures and retained $126.5 million of varying classes of related securities  Acquired four commercial properties for $9.5 million  Interest income of $28.5 million and net interest income of $13.4 million prior to the impact of impairments  Net income attributable to common stockholders of $6.6 million  Basic earnings per share (“EPS”) of $0.35  Taxable income of $0.23 per share  Book value per share of $15.59 at December 31, 2018  Collected $57.1 million of cash from our portfolio and held $55.1 million of cash and cash equivalents at December 31, 2018 4

Portfolio Overview – as of December 31, 2018 Unpaid Principal Balance1 Property Value2 1% 3% 3% RPL RPL NPL NPL REO 96% 97% $1,481.7 MM $2,064.2 MM RPL: $1,436.1 MM RPL: $1,965.6 MM NPL: $ 45.6 MM NPL: $ 59.2 MM REO & Rental: $ 39.3 MM 1 Includes $399.8 million UPB in RPLs included in joint ventures with third-party institutional accredited investors that are required to be consolidated for GAAP purposes 2 Real estate owned (“REO”) and rental property value is presented at estimated property fair value less expected liquidation costs 5

Portfolio Growth Re-performing Loans UPB 2,500 Property Value Price Millions $1,966 2,000 $1,891 1,500 $1,412 $1,436 $1,210 $1,151 $1,183 $994 1,000 $775 $710 $617 $466 500 $64 $73 $49 0 Initial Assets (07/08/14) 12/31/2015 12/31/2016 12/31/2017 12/31/2018  RPL UPB as of 12/31/2018 includes $11.2 million of small-balance commercial originations, which are performing loans. Includes $399.8 million UPB in RPLs included in joint ventures with third-party institutional accredited investors that are required to be consolidated for GAAP purposes  RPL status stays constant based on initial purchase status 6

Portfolio Growth Non-performing Loans 140 UPB Property Value Millions Price 120 $117 $111 100 $84 80 $76 $68 $63 $59 60 $53 $48 $46 $46 40 $35 $33 20 0 Initial Assets (07/08/14) 12/31/2015 12/31/2016 12/31/2017 12/31/2018  NPL status stays constant based on initial purchase status 7

Portfolio Concentrated in Attractive Markets  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices  Over 80% of the portfolio in our target markets Portland New York / Chicago New Jersey Metro Area Las Vegas Washington DC Metro Area Los Angeles San Diego Phoenix Atlanta Dallas Target Markets Houston Orlando Target States Property Management Tampa Miami, Business Management Ft. Lauderdale, REIT, Servicer & Manager Headquarters W. Palm Beach 8

Portfolio Migration Total Pre 4Q2018 Acquisitions ($$ in thousands) Acquisition Current Based on Count UPB Count UPB Liquidated - $0 1678 $352,665 24for24 592 $111,580 3723 $810,628 12for12 351 $76,086 1578 $340,800 7for7 3136 $703,394 234 $52,976 4f4-6f6 1637 $360,963 140 $36,379 Less than 4f4 2194 $465,131 493 $96,288 REO - $0 117 $31,617 NPL 524 $126,696 502 $128,613 Purchased REO 34 $8,074 3 $1,958 8,468 $1,851,924 8,468 $1,851,924  24 for 24: Loan that has made 24 full payments in the last 24 months  12 for 12: Loan that has made 12 full payments in the last 12 months  7 for 7: Loan that has made 7 full payments in the last 7 months 9  NPL: <1 full payment in the last three months

Subsequent Events  Acquisitions Closed since 12/31/2018  Acquisitions Under Contract2  RPL  RPL  UPB: $8.5MM  UPB: $299.3MM  Collateral Value: $12.2MM  Collateral Value: $505.5MM  Price/UPB: 84.8%  Price/UPB: 93.6%  Price/Collateral Value: 59.1%  Price/Collateral Value: 55.4%  38 loans in 3 transactions  1,560 loans in 4 transactions  NPL1  NPL  UPB: $60.1MM  UPB: $147.9MM  Collateral Value: $86.7MM  Collateral Value: $285.1MM  Price/UPB: 86.9%  Price/UPB: 96.2%  Price/Collateral Value: 60.2%  Price/Collateral Value: 49.9%  271 loans in 1 transaction  417 loans in 1 transaction  SBC Loans  SBC  UPB: $1.6MM  UPB: $6.9MM  Collateral Value: $2.4MM  Collateral Value: $12.9MM  Price/UPB: 98.7%  Price/UPB: 102.2%  Price/Collateral Value: 66.5%  Price/Collateral Value: 54.5%  2 loans in 1 transaction  14 loans in 2 transactions  SBC – Properties  Price: $5.6MM  3 properties in 3 transactions A dividend of $0.32 per share will be paid on March 29, 2019 to common stockholders of record as of March 15, 2019 1 Pool of loans closed into Ajax Mortgage Loan Trust 2018-F, a joint venture with a third-party institutional accredited investor 2 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change. Loans under contract include 10 $281.4MM UPB of RPLs and $147.9MM UPB of NPLs that will be incorporated into joint ventures with third-party institutional accredited investors

Financial Metrics – Excluding consolidation of the portion of securitizations owned by third-party institutional accredited investors

($ in thousands)	Excluding the impact of consolidated trusts Q4-18	Q3-18	Q2-18	Q1-18
Interest Income on Loans[1]	23,681	24,626	24,757	24,124
Interest Income on Debt Securities and Beneficial Interests[2]	1,155	444	238	131
Average Loans	1,145,739	1,138,599	1,149,225	1,163,970
Average Loan Yield (net of impairments)	8.5%	8.9%	8.9%	8.6%
Average Debt Securities and Beneficial Interests	72,535	32,693	16,262	6,543
Average Debt Securities and Beneficial Interests Yield	6.5%	5.5%	6.0%	8.3%
Average Total Asset Yield	8.4%	8.8%	8.9%	8.5%
Total Interest Expense	13,472	12,196	12,031	11,683
Asset Level Interest Expense	11,116	10,037	9,877	9,533
Average Asset Level Debt	958,606	871,443	865,787	881,587
Average Asset Level Debt Cost	4.7%	4.7%	4.6%	4.4%
Asset Level Net Interest Margin	3.7%	4.2%	4.2%	4.2%
Total Average Debt	1,068,658	974,472	968,618	984,224
Total Average Debt Cost	5.1%	5.1%	5.1%	4.8%
Total Net Interest Margin	3.3%	3.7%	3.8%	3.7%
Non-Interest Operating Expenses/Avg Assets	1.6%	1.7%	1.7%	2.1%
ROAA - ex net REO and loan impairments and losses	2.6%	3.3%	2.7%	2.7%
ROAA - Net REO and loan impairments, gains and losses	-0.5%	-0.7%	-0.3%	0.1%
ROAA - Total	2.2%	2.5%	2.4%	2.8%
ROAE - ex net REO and loan impairments and losses	11.1%	12.6%	11.5%	10.1%
ROAE - Net REO and loan Impairments, gains and losses	-1.8%	-2.8%	-1.2%	0.3%
ROAE - Total	9.3%	9.8%	10.3%	10.4%
Average Leverage Ratio - Asset Backed	2.9	2.7	2.8	2.9
Average Leverage Ratio - Convertible Debt	0.3	0.3	0.3	0.3
Average Leverage Ratio - Total	3.2	3.0	3.2	3.2
Ending Leverage Ratio - Asset Backed	3.2	3.0	2.8	2.8
Ending Leverage Ratio - Convertible Debt	0.4	0.3	0.3	0.3
Ending Leverage Ratio - Total	3.6	3.3	3.1	3.1

[1]Interest income on loans is net of impairments

[2]Interest income on debt securities is net of servicing fee

The Company believes these financial metrics provide investors with useful supplemental information relating to the Company's results of operation and financial performance. These adjusted financial metrics are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the financial measures prepared in accordance with GAAP as reflected on other slides in this presentation. The following slide provides a reconciliation of these financial metrics to the most comparable GAAP measure.

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Financial Metrics - Reconciliation of GAAP consolidated financial metrics to non-GAAP financial metrics excluding the portion of securitizations owned by third-party institutional accredited investors

($ in thousands)	Q4-18 GAAP Consolidated	Consolidation Impact of 2017 D	Consolidation Impact of 2018 C	Q4-18 Excluding the Consolidation of 2017 D and 2018 C	Q3-18 Excluding the Consolidation of 2017 D and 2018 C	Q2-18 Excluding the Consolidation of 2017 D	Q1-18 Excluding the Consolidation of 2017 D
		Reconciliation of GAAP Consolidated to GAAP Consolidated Excluding the Consolidation of 2017 D and 2018- C					
Interest Income on Loans[1]	26,146	1,361	1,104	23,681	24,626	24,757	24,124
Interest Income on Debt Securities and Beneficial Interests[2]	1,155	-	-	1,155	444	238	131
Average Loans	1,303,301	82,663	74,899	1,145,739	1,138,599	1,149,225	1,163,970
Average Loan Yield (net of impairments)	8.3%	0.1%	0.1%	8.5%	8.9%	8.9%	8.6%
Average Debt Securities and Beneficial Interests	72,535	-	-	72,535	32,693	16,262	6,543
Average Debt Securities and Beneficial Interests Yield	6.5%	0.0%	0.0%	6.5%	5.5%	6.0%	8.3%
Average Total Asset Yield	8.2%	0.1%	0.1%	8.4%	8.8%	8.9%	8.5%
Total Interest Expense	15,045	727	846	13,472	12,196	12,031	11,683
Asset Level Interest Expense	12,689	727	846	11,116	10,037	9,877	9,533
Average Asset Level Debt	1,089,285	71,047	59,632	958,606	871,443	865,787	881,587
Average Asset Level Debt Cost	4.7%	0.0%	-0.1%	4.7%	4.7%	4.6%	4.4%
Asset Level Net Interest Margin	3.4%	0.1%	0.2%	3.7%	4.2%	4.2%	4.2%
Total Average Debt	1,199,337	71,047	59,632	1,068,658	974,472	968,618	984,224
Total Average Debt Cost	5.1%	0.1%	0.0%	5.1%	5.1%	5.1%	4.8%
Total Net Interest Margin	3.1%	0.0%	0.2%	3.3%	3.7%	3.8%	3.7%
Non-Interest Operating Expenses/Avg Assets	1.5%	0.1%	0.0%	1.6%	1.7%	1.7%	2.1%
ROAA - ex net REO and loan impairments and losses	2.3%	0.1%	0.1%	2.6%	3.3%	2.7%	2.7%
ROAA - Net REO and loan impairments, gains and losses	-0.4%	0.0%	0.0%	-0.5%	-0.7%	-0.3%	0.1%
ROAA - Total	1.9%	0.1%	0.1%	2.2%	2.5%	2.4%	2.8%
ROAE - ex net REO and loan impairments and losses	11.1%	0.0%	0.0%	11.1%	12.6%	11.5%	10.1%
ROAE - Net REO and loan impairments, gains and losses	-1.8%	0.0%	0.0%	-1.8%	-2.8%	-1.2%	0.3%
ROAE - Total	9.3%	0.0%	0.0%	9.3%	9.8%	10.3%	10.4%
Average Leverage Ratio - Asset Backed	3.3	(0.2)	(0.2)	2.9	2.7	2.8	2.9
Average Leverage Ratio - Convertbile Debt	0.3	-	-	0.3	0.3	0.3	0.3
Average Leverage Ratio - Total	3.6	(0.2)	(0.2)	3.2	3.0	3.2	3.2
Ending Leverage Ratio - Asset Backed	3.4	(0.1)	(0.1)	3.2	3.0	2.8	2.8
Ending Leverage Ratio - Convertible Debt	0.4	0.0	0.0	0.4	0.3	0.3	0.3
Ending Leverage Ratio - Total	3.8	(0.1)	(0.1)	3.6	3.3	3.1	3.1

[1]Interest income on loans is net of impairments

[2]Interest income on debt securities is net of servicing fee

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Consolidated Statements of Income (Dollars in thousands except per share amounts) (Unaudited) Three months ended December 31, 2018 September 30, 2018 June 30, 2018 March 31, 2018 (unaudited) (unaudited) (unaudited) (unaudited) INCOME: Interest income $ 28,484 $ 27,416 $ 26,690 $ 25,591 Interest expense (15,045) (12,997) (12,799) (12,494) Net interest income 13,439 14,419 13,891 13,097 Provision for loan losses (799) (365) - - Net interest income after provision for loan losses 12,640 14,054 13,891 13,097 Income from equity method investments 134 239 197 192 Other income 1,120 457 689 1,454 Total income 13,894 14,750 14,777 14,743 EXPENSE: Related party expense - loan servicing fees 2,550 2,457 2,672 2,469 Related party expense - management fee 1,597 1,456 1,440 1,532 Loan transaction expense 24 (25) 35 355 Professional fees 582 482 506 609 Real estate operating expense 858 1,001 944 449 Other expense 1,014 964 965 991 Total expense 6,625 6,335 6,562 6,405 Loss on debt extinguishment - 836 — — Income before provision for income tax 7,269 7,579 8,215 8,338 Provision for income tax (38) 84 2 16 Consolidated net income 7,307 7,495 8,213 8,322 Less: consolidated net income attributable to non- 711 937 692 657 controlling interests Consolidated net income attributable to common $ 6,596 $ 6,558 $ 7,521 $ 7,665 stockholders Basic earnings per common share $ 0.35 $ 0.35 $ 0.40 $ 0.41 Diluted earnings per common share $ 0.34 $ 0.34 $ 0.37 $ 0.38 Weighted average shares – basic 18,771,423 18,691,393 18,595,769 18,508,089 Weighted average shares – diluted 27,163,859 26,592,806 26,476,817 26,395,158 13

Consolidated Balance Sheets (Dollars in thousands except per share amounts) ASSETS December 31, 2018 December 31, 2017 (Unaudited) Cash and cash equivalents $ 55,146 $ 53,721 Cash held in trust 24 27,041 Mortgage loans, net(1,4) 1,310,873 1,253,541 Property held-for-sale, net(2) 19,402 24,947 Rental property, net 17,635 1,284 Investments at fair value 146,811 6,285 Investments in beneficial interests 22,086 - Receivable from servicer 14,587 17,005 Investment in affiliates 8,653 7,020 Prepaid expenses and other assets 7,654 4,894 Total assets $ 1,602,871 $ 1,395,738 LIABILITIES AND EQUITY Liabilities: Secured borrowings, net(1,3,4) $ 610,199 $ 694,040 Borrowings under repurchase transactions 534,089 276,385 Convertible senior notes, net(3) 117,525 102,571 Management fee payable 881 750 Accrued expenses and other liabilities 5,898 4,554 Total liabilities 1,268,592 1,078,300 Equity: Preferred stock $0.01 par value; 25,000,000 shares authorized, — — none issued or outstanding Common stock $0.01 par value; 125,000,000 shares authorized, 18,909,874 shares at December 31, 2018 and 18,588,228 shares at 189 186 December 31, 2017 issued and outstanding Additional paid-in capital 260,427 254,847 Treasury stock (270) — Retained earnings 41,063 35,556 Accumulated other comprehensive loss (575) (233) Equity attributable to stockholders 300,834 290,356 Non-controlling interests (5) 33,445 27,082 Total equity 334,279 317,438 Total liabilities and equity $ 1,602,871 $ 1,395,738 (1) Mortgage loans, net include $900.2 million and $996.2 million of loans at December 31, 2018 and December 31, 2017, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”); these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp.). Mortgage loans, net include $1.2 million and $0 of allowance for loan losses at December 31, 2018 and December 31, 2017, respectively. (2) Property held-for-sale, net, includes valuation allowances of $1.8 million and $1.8 million at December 31, 2018 and December 31, 2017, respectively. (3) Secured borrowings and Convertible senior notes are presented net of deferred issuance costs (4) As of December 31, 2018, balances for Mortgage loans, net includes $377.0 million and Secured borrowings, net of deferred costs includes $231.9 million from the 50.0% and 63.0% owned joint ventures. As of December 31, 2017, balances for Mortgage loans, net includes $177.1 million and Secured 14 borrowings, net of deferred costs includes $88.4 million from the 50.0% owned joint venture, all of which we consolidate under U.S. GAAP. (5) Non-controlling interests includes $20.4 million at December 31, 2018, from the 50.0% and 63.0% owned joint ventures. Non-controlling interests includes $14.0 million at December 31, 2017, from a 50% owned joint venture, all of which we consolidate under U.S. GAAP.